SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Confidential,  For  Use  of the  Commission  Only
     (as  permitted  by  Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[X]  Soliciting Material Under Rule 14a-12



                               Foster Wheeler Ltd.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

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         2) Aggregate number of securities to which transaction applies:

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         3) Per unit price or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         4) Proposed maximum aggregate value of transaction:

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         5) Total fee paid:

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[_] Fee paid previously with preliminary materials:

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[_] Check box if any part of the fee is offset as provided by Exchange  Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1) Amount previously paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:
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                     The following notice was published in
                          Bermuda on October 28, 2004.

                               FOSTER WHEELER LTD.
                            PERRYVILLE CORPORATE PARK
                         CLINTON, NEW JERSEY 08809-4000
                         ------------------------------

            NOTICE OF SPECIAL GENERAL MEETING OF COMMON SHAREHOLDERS
                          TO BE HELD NOVEMBER 29, 2004
                         ------------------------------

         A special general meeting of common shareholders of Foster Wheeler Ltd. will be held at the offices of Foster Wheeler Ltd., Perryville Corporate Park, Clinton, New Jersey, on November 29, 2004, at 3:00 p.m. to approve a consolidation of the Company's authorized common share capital at a ratio of 1-for-20, subject to the approval of (1) the common share consolidation and a related reduction in the par value of the Company's common shares, which is a proposal to be considered by the Company's shareholders at a joint annual and special general meeting that will follow the special general meeting of common shareholders, and (2) a reduction of capital and increase in authorized capital which are proposals to be considered at that joint annual and special general meeting. The proposed resolution to be adopted by common shareholders to approve the common share consolidation is: "That subject to approval of the shareholders of the Company in general meeting and effective at the time specified in such approval, the 1,475,908,957 common shares of par value US$0.01 each in the capital of the Company be consolidated, on a 20:1 basis, into 73,795,447.85 common shares of par value US$0.20 each.".

         All registered holders of Foster Wheeler Ltd. common shares at the close of business on October 25, 2004, are entitled to notice of, and to vote at the special general meeting and any postponements or adjournments thereof. Shareholders of record at the close of business on October 25, 2004 will receive a proxy statement by mail from the Company in respect of the meeting.

                                              By Order of the Board of Directors




                                                    LISA FRIES GARDNER
                                                    VICE PRESIDENT & SECRETARY

27 October, 2004

The Company intends to mail to shareholders and file with the SEC a proxy statement in connection with the special general meeting of common shareholders which shareholders are urged to read because it will contain important information. The proxy statement, when available, and any other relevant documents may be obtained free of charge at the SEC's web site at WWW.SEC.GOV. Free copies of the Company's SEC filings may be obtained at the Company's investor relations website, WWW.FWC.COM, under the heading "Investor Relations," by selecting the heading "SEC Filings." The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies for the special general meeting. For their names and their interests in the Company, please refer to the proxy statement, when available, and the Company's Annual Report on Form 10-K for the fiscal year ended December 26, 2003.